SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 23, 2004

RCG COMPANIES INCORPORATED

(Exact name of registrant as specified in its charter)
Delaware	1-8662	23-2265039

(State or other jurisdiction	(Commission File	(IRS Employer
or incorporation)	Number)	Identification No.)

6836 Morrison Blvd., Suite 200, Charlotte, North Carolina 28211

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code	(704) 366-5054

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

99.1 Press Release dated March 23, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release dated March 23, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCG COMPANIES INCORPORATED

Date: March 23, 2004	By:	/s/ William W. Hodge

Name: William W. Hodge Its: Chief Financial Officer